                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                October 27, 2003


                         General Growth Properties, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                          1-11656                      42-1283895
    --------                          -------                      ----------
(State or other                     (Commission                 (I.R.S. Employer
jurisdiction of                     File Number)                 Identification
 incorporation)                                                      Number)


                  110 N. Wacker Drive, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip Code)


                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a), (b)  Not applicable.

(c)  Exhibits

Exhibit Index attached and incorporated by reference.

ITEM 9. INFORMATION BEING FURNISHED UNDER ITEM 12

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2003, General Growth Properties, Inc. issued a press release describing its results of operations for its third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENERAL GROWTH PROPERTIES, INC.


                                             By: /s/  Bernard Freibaum
                                                 -------------------------------
                                                 Bernard Freibaum
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  October 27, 2003

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER        NAME

  99           Press Release dated October 27, 2003.